Exhibit 32
Form 10-Q
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “Report”) of Sun Bancorp, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Sidney R. Brown, Acting President and Chief Executive Officer, and Dan A. Chila, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2007

/s/ Sidney R. Brown	/s/ Dan A. Chila
Sidney R. Brown	Dan A. Chila
Acting President and Chief Executive Officer	Executive Vice President and
(Principal Executive Officer)	Chief Financial Officer
(Principal Financial and Accounting Officer)

Form 10-Q
34